Financial Statements
(Unaudited)

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
September 30, 2011

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Financial Statements (Unaudited)

September 30, 2011

Special Value Continuation Partners, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

September 30, 2011

Percent of Cash
Industry	and Investments

Nonferrous Metal (except Aluminum) Production and Processing	11.8%
Wired Telecommunications Carriers	8.3%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	6.9%
Business Support Services	6.7%
Metal and Mineral (except Petroleum) Merchant Wholesalers	6.0%
Radio and Television Broadcasting	5.7%
Scheduled Air Transportation	5.0%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	4.9%
Architectural, Engineering, and Related Services	4.7%
Data Processing, Hosting, and Related Services	4.2%
Motion Picture and Video Industries	4.1%
Electronic Shopping and Mail-Order Houses	3.6%
Full-Service Restaurants	3.2%
Communications Equipment Manufacturing	2.6%
Commercial and Industrial Machinery and Equipment Rental and Leasing	2.6%
Software Publishers	2.3%
Other Financial Investment Activities	2.0%
Aerospace Product and Parts Manufacturing	2.0%
Industrial Machinery Manufacturing	1.6%
Other Electrical Equipment and Component Manufacturing	1.4%
Oil and Gas Extraction	1.2%
Gambling Industries	1.2%
Electric Power Generation, Transmission and Distribution	1.0%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	1.0%
Support Activities for Mining	0.8%
Offices of Real Estate Agents and Brokers	0.8%
Semiconductor and Other Electronic Component Manufacturing	0.6%
Depository Credit Intermediation	0.3%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	3.5%
Total	100.0%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

September 30, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $387,866,786)	$303,689,507
Controlled companies (cost $26,711,048)	527,321
Other affiliates (cost $68,604,573)	89,570,615
Total investments (cost $483,182,407)	393,787,443

Cash and cash equivalents	14,170,852
Accrued interest income:
Unaffiliated issuers	5,171,088
Affiliates	718,755
Receivable for investments sold	4,580,979
Deferred debt issuance costs	1,248,490
Receivable from parent	60,512
Prepaid expenses and other assets	980,843
Total assets	420,718,962

Liabilities
Credit facility payable	29,000,000
Payable for investments purchased	13,349,115
Management and advisory fees payable	565,599
Unrealized depreciation on swaps	93,009
Interest payable	82,783
Payable to the Investment Manager	42,080
Accrued expenses and other liabilities	393,100
Total liabilities	43,525,686

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference;
6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred interests	424,268
Total preferred limited partner interests	134,424,268

Net assets applicable to common limited and general partners	$242,769,008

Composition of net assets applicable to common limited and general partners
Paid-in capital	$358,636,781
Accumulated net investment income	24,836,468
Accumulated net realized losses	(51,039,899)
Accumulated net unrealized depreciation	(89,664,342)
Net assets applicable to common limited and general partners	$242,769,008

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)

September 30, 2011

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (78.79%)
Bank Debt (44.22%) (1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.30%)
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, 2.5% LIBOR Floor, due 11/15/13	$1,234,316	$1,209,630	0.30%

Aerospace Product and Parts Manufacturing (0.98%)
Hawker Beechcraft, Inc., Senior Secured 1st Lien Series A New Term Loan,LIBOR + 8.5%, 2% LIBOR Floor, due 3/26/14	$570,202	497,501	0.12%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2%, due 3/26/14	$4,801,947	3,313,344	0.81%
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14	$296,941	204,889	0.05%
Total Aerospace Product and Parts Manufacturing		4,015,734

Business Support Services (6.31%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/29/15	$25,257,913	25,763,071	6.31%

Commercial and Industrial Machinery and Equipment Rental and Leasing (2.55%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 - (Netherlands)	$10,411,593	10,411,593	2.55%

Communications Equipment Manufacturing (2.64%)
Mitel US Holdings, Inc., 1st Lien Term Loan, LIBOR + 3.25%, due 8/16/14	$10,411,593	1,742,200	0.43%
Mitel US Holdings, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 8/16/15	$1,872,075	9,006,345	2.21%
Total Communications Equipment Manufacturing		10,748,545

Data Processing, Hosting, and Related Services (1.76%)
The Telx Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6.5%, 1.25% LIBOR Floor, due 9/22/17	$7,500,000	7,162,500	1.76%

Electric Power Generation, Transmission and Distribution (1.04%)
La Paloma Generating Company, Residual Bank Debt Claim (3)	$1,830,453	51,436	0.01%
Texas Competitive Electric Holdings Company, LLC, Extended Term Loan, LIBOR + 4.5%, due 10/10/17	$6,232,239	4,197,026	1.03%
Total Electric Power Generation, Transmission and Distribution		4,248,462

Electronic Shopping and Mail-Order Houses (3.39%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$13,948,150	13,843,539	3.39%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (1.02%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$290,510	270,174	0.07%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$4,152,799	3,862,103	0.95%
Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		4,132,277

Motion Picture and Video Industries (4.07%)
CKX Entertainment Inc., Senior Secured Bridge Term Loan, LIBOR + 7%, 1.5% LIBOR Floor, due 6/21/12	$17,032,016	16,589,184	4.07%

Offices of Real Estate Agents and Brokers (0.79%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$3,261,809	3,207,989	0.79%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

September 30, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Other Financial Investment Activities (2.05%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$16,601,279	$8,362,894	2.05%

Radio and Television Broadcasting (4.88%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	$2,720,703	2,702,202	0.66%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	$15,956,220	16,746,053	4.10%
Hubbard Radio, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%, 1.5% LIBOR Floor, due 4/11/18	$500,000	486,250	0.12%
Total Radio and Television Broadcasting		19,934,505

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.56%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$15,033,219	14,507,057	3.56%

Scheduled Air Transportation (3.45%)
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (2)	$492,046	665,247	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (2)	$494,225	670,663	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (2)	$401,613	466,273	0.11%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (2)	$512,047	613,688	0.15%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (2)	$580,294	787,749	0.19%
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (2)	$4,799,885	5,371,072	1.32%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (2)	$4,908,744	5,539,517	1.36%
Total Scheduled Air Transportation		14,114,209

Software Publishers (2.28%)
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor, due 9/23/18	$10,000,000	9,315,000	2.28%

Support Activities for Mining (0.10%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)	$402,845	402,845	0.10%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)	$402,714	-	-
Total Support Activities for Mining		402,845

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

September 30, 2011

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Wired Telecommunications Carriers (3.05%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (4)	€2,084,507	$2,127,779	0.52%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	$1,568,408	1,472,343	0.36%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (4)	€4,927,730	4,733,169	1.16%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (3), (4)	€4,736,002	4,121,056	1.01%
Total Wired Telecommunications Carriers		12,454,347

Total Bank Debt (Cost $179,576,611)		180,423,381

Other Corporate Debt Securities (34.57%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (4.61%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$9,655,000	8,882,600	2.18%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$10,446,000	9,923,700	2.43%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		18,806,300

Aerospace Product and Parts Manufacturing (1.03%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$7,448,000	3,206,438	0.79%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15	$2,175,000	991,604	0.24%
Total Aerospace Product and Parts Manufacturing		4,198,042

Architectural, Engineering, and Related Services (2.43%)
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$4,242,302	3,702,300	0.91%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15 (2), (5)	$6,209,347	6,209,347	1.52%
Total Architectural, Engineering, and Related Services		9,911,647

Data Processing, Hosting, and Related Services (2.28%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$2,066,000	1,958,113	0.48%
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19 (5)	$7,500,000	7,350,000	1.80%
Total Data Processing, Hosting, and Related Services		9,308,113

Full-Service Restaurants (3.17%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13 (3)	$13,161,000	12,924,102	3.17%

Gambling Industries (1.20%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$8,169,000	4,880,978	1.20%

Industrial Machinery Manufacturing (1.16%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (5)	$4,714,907	4,714,907	1.16%

Metal and Mineral (except Petroleum) Merchant Wholesalers (5.95%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16 (5)	$12,500,000	12,437,500	3.05%
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$13,076,000	11,837,572	2.90%
Total Metal and Mineral (except Petroleum) Merchant Wholesalers		24,275,072

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

September 30, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Nonferrous Metal (except Aluminum) Production and Processing (4.32%)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15 (2), (5)	$18,000,000	$17,640,000	4.32%

Oil and Gas Extraction (1.25%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,342,000	1,066,890	0.26%
Saratoga Resources, Inc., Senior Secured Notes, 12.5%, due 7/1/16 (5)	$4,000,000	4,020,000	0.99%
Total Oil and Gas Extraction		5,086,890

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.34%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	13,624,145	3.34%

Wired Telecommunications Carriers (3.83%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$9,830,000	10,075,750	2.47%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (3), (4), (5)	€20,523,306	1,373,728	0.34%
Zayo Group, LLC, Senior Secured 1st Lien Notes, 10.25%, due 3/15/17	$3,933,000	4,144,399	1.02%
Total Wired Telecommunications Carriers		15,593,877

Total Other Corporate Debt Securities (Cost $167,983,851)		140,964,073

Total Debt Investments (Cost $347,560,462)		321,387,454

Equity Securities (17.73%)
Architectural, Engineering, and Related Services (2.31%)
Alion Science & Technology Corporation, Warrants (3)	3,225	170,119	0.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	20,297	3,186,281	0.78%
ESP Holdings, Inc., Common Stock (2), (3), (5), (6)	88,670	6,079,283	1.49%
Total Architectural, Engineering, and Related Services		9,435,683

Business Support Services (0.41%)
STG-Fairway Holdings, LLC, Class A Units (3), (5)	80,396	1,660,578	0.41%

Data Processing, Hosting, and Related Services (0.13%)
Anacomp, Inc., Class A Common Stock (2), (3), (5), (7)	1,255,527	527,321	0.13%

Depository Credit Intermediation (0.29%)
Doral Financial Corporation, Common Stock (3)	1,077,795	1,174,797	0.29%

Electronic Shopping and Mail-Order Houses (0.24%)
Shop Holding, LLC, Class A Units (3), (5)	490,037	773,425	0.19%
Shop Holding, LLC, Warrants to Purchase Class A Units (3), (5)	326,691	188,997	0.05%
Total Electronic Shopping and Mail-Order Houses		962,422

Industrial Machinery Manufacturing (0.42%)
GSI Group, Inc., Common Stock (3), (5)	221,404	1,700,383	0.42%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

September 30, 2011

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (3), (5)	33	$7,160	-

Nonferrous Metal (except Aluminum) Production and Processing (7.48%)
International Wire Group Holdings, Inc., Common Stock (2), (5), (6)	1,979,441	30,522,979	7.48%

Other Amusement and Recreation Industries (0.03%)
Bally Total Fitness Holding Corporation, Common Stock (3), (5)	6,058	86,024	0.02%
Bally Total Fitness Holding Corporation, Warrants (3), (5)	10,924	52,435	0.01%
Total Other Amusement and Recreation Industries		138,459

Other Electrical Equipment and Component Manufacturing (1.41%)
EPMC HoldCo, LLC, Membership Units (2), (5), (6)	1,312,720	5,762,841	1.41%

Radio and Television Broadcasting (0.78%)
Encompass Digital Media Group, Inc., Common Stock (3), (5)	183,824	3,187,507	0.78%

Scheduled Air Transportation (1.47%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (2), (5), (6)	33	420,627	0.10%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (2), (5), (6)	33	414,005	0.10%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (2), (5), (6)	43	577,476	0.14%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (2), (5), (6)	37	528,949	0.13%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (2), (5), (6)	33	452,537	0.11%
United N659UA-767, LLC (N659UA) (2), (5), (6)	203	1,851,396	0.45%
United N661UA-767, LLC (N661UA) (2), (5), (6)	197	1,810,685	0.44%
Total Scheduled Air Transportation		6,055,675

Semiconductor and Other Electronic Component Manufacturing (0.56%)
AIP/IS Holdings, LLC, Membership Units (3), (5)	352	2,287,226	0.56%

Support Activities for Mining (0.74%)
DeepOcean Group Holding AS, Common Stock - (Norway) (3), (5)	145,824	3,039,890	0.74%

Wired Telecommunications Carriers (1.46%)
Integra Telecom, Inc., Common Stock (3), (5)	1,274,522	5,904,196	1.45%
Integra Telecom, Inc., Warrants (3), (5)	346,939	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	2,455,500	32,872	0.01%
Total Wired Telecommunications Carriers		5,937,068

Total Equity Securities (Cost $135,621,945)		72,399,989

Total Investments (Cost $483,182,407) (8)		393,787,443

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited) (Continued)

September 30, 2011

Showing Percentage of Total Cash and Investments of the Partnership

				Percent of
	Principal		Fair	Cash and
Investment	Amount		Value	Investments

Cash and Cash Equivalents (3.48%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.05%, Collateralized by Federal Home Loan Banks Bonds		$6,022,702	$6,022,702	1.48%
Union Bank of California, Commercial Paper, 0.05%, due 10/3/11		$3,000,000	3,000,000	0.74%
Cash Denominated in Foreign Currencies	CAD	15,078	14,356	-
Cash Denominated in Foreign Currencies		€3,373,595	4,516,231	1.11%
Cash Denominated in Foreign Currencies		£35,597	55,475	0.01%
Cash Held on Account at Various Institutions		$562,088	562,088	0.14%
Total Cash and Cash Equivalents			14,170,852

Total Cash and Investments			$407,958,295	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	Issuer is a controlled company.

(8)	Includes investments with an aggregate market value of $2,693,271 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $150,939,763 and $178,429,393, respectively,during the nine months ended September 30, 2011.  Aggregate purchases includes investment assets received as payment in-kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of September 30, 2011 was $315,299,687, or 77.29% of total cash and investments of the Partnership.

Swaps at September 30, 2011 were as follows:

Investment	Notional Amount	Fair Value

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$(93,009)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2011

Investment income
Interest income:
Unaffiliated issuers	$28,609,340
Affiliates	2,621,717
Dividend income:
Affiliates	12,542,394
Other income:
Unaffiliated issuers	1,068,874
Affiliates	912,052
Total investment income	45,754,377

Operating expenses
Management and advisory fees	5,090,391
Amortization of deferred debt issuance costs	329,312
Interest expense	268,852
Commitment fees	123,661
Legal fees, professional fees and due diligence expenses	93,715
Director fees	93,473
Custody fees	65,534
Insurance expense	58,468
Other operating expenses	191,538
Total expenses	6,314,944

Net investment income	39,439,433

Net realized and unrealized gain (loss)
Net realized gain:
Investments in unaffiliated issuers	15,486,614
Investments in affiliates	261,308
Net realized gain	15,747,922

Net change in unrealized appreciation/depreciation	(51,646,770)
Net realized and unrealized loss	(35,898,848)

Dividends paid on preferred equity facility	(1,108,574)
Net change in accumulated dividends on preferred equity facility	(46,399)
Net increase in net assets applicable to common limited and general partners resulting from operations	$2,385,612

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Nine Months Ended September 30, 2011 (Unaudited)
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,beginning of period	$264,336,825	$264,336,825	$-

Net investment income	39,439,433	39,439,433	-
Net realized gain	15,747,922	15,747,922	-
Net change in unrealized appreciation/depreciation	(51,646,770)	(51,646,770)	-
Dividends paid on preferred equity facility	(1,108,574)	(1,108,574)	-
Net change in accumulated dividends on preferred equity facility	(46,399)	(46,399)	-
Net increase in net assets applicable to common limited and general partners resulting from operations	2,385,612	2,385,612	-

Distributions to common limited partner from:
Net investment income	(23,953,429)	(23,953,429)	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of $24,836,468, 24,485,953 and $350,515, respectively)	$242,769,008	$242,769,008	$-

	Year Ended December 31, 2010
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$233,061,800	$233,061,800	$-

Net investment income	39,167,979	39,167,979	-
Net realized gain	18,675,609	18,675,609	-
Net change in unrealized appreciation/depreciation	12,945,410	12,945,410	-
Dividends paid on preferred equity facility	(1,508,341)	(1,508,341)	-
Net change in accumulated dividends on preferred equity facility	(9,532)	(9,532)	-
Net increase in net assets applicable to common limited and general partners resulting from operations	69,271,125	69,271,125	-

Distributions to common limited partner from:
Net investment income	(37,996,100)	(37,996,100)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $10,505,437, $10,154,922 and $350,515, respectively)	$264,336,825	$264,336,825	$-

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2011

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$2,385,612
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized gain	(15,747,922)
Net change in unrealized appreciation/depreciation	51,376,888
Dividends paid on preferred equity facility	1,108,574
Net change in accumulated dividends on preferred equity facility	46,399
Accretion of original issue discount	(768,423)
Net accretion of market discount/premium	(2,777,838)
Accrual of interest and dividend income paid in kind	(4,687,164)
Amortization of deferred debt issuance costs	329,312
Changes in assets and liabilities:
Purchases of investment securities	(146,252,599)
Proceeds from sales, maturities and paydowns of investment securities	178,429,393
Decrease in accrued interest income - unaffiliated issuers	12,469
Increase in accrued interest income - affiliates	(506,042)
Decrease in receivable for investments sold	680,245
Increase in receivable from parent	(5,679)
Increase in prepaid expenses and other assets	(798,667)
Increase in payable for investments purchased	9,410,999
Decrease in payable to affiliate	(50,745)
Increase in interest payable	3,181
Increase in accrued expenses and other liabilities	50,419
Net cash provided by operating activities	72,238,412

Financing activities
Proceeds from draws on credit facility	86,000,000
Principal repayments on credit facility	(107,000,000)
Dividends paid on preferred equity facility	(1,108,574)
Distributions paid to common limited partner	(43,708,262)
Net cash used in financing activities	(65,816,836)

Net increase in cash and cash equivalents	6,421,576
Cash and cash equivalents at beginning of period	7,749,276
Cash and cash equivalents at end of period	$14,170,852

Supplemental cash flow information
Interest payments	$265,671

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

September 30, 2011

1.  Organization and Nature of Operations

Special Value Continuation Partners, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

Investment operations commenced and initial funding was received on July 31, 2006.  The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Partnership is to achieve high total returns while minimizing losses.  Special Value Continuation Fund, LLC (“SVCF” or the “Common Limited Partner”) owns the entire common limited partner interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Partnership management consists of the General Partner and the Board of Directors.  The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act.  The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  The Board of Directors consists of three persons, two of whom are independent.  If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors.  The remaining Directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total capitalization of the Partnership is approximately $678.8 million, consisting of approximately $419.0 million of initial common limited partner interests (the “Common Limited Interests”) held by SVCF, an approximately $9.8 million initial general partner interest (the “GP Interest”) held by SVOF/MM, $134 million of preferred limited partner interests (the “Preferred Limited Interests”) and $116 million under a senior secured revolving credit facility (the “Senior Facility”).  The Common Limited Interests, GP Interest, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership.  Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

1.  Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Limited Interests.  However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At September 30, 2011, the Partnership had 6,700 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest.  The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  As of September 30, 2011, the Partnership was in full compliance with such requirements.

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit’s cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted).  The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant:  available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

2.  Summary of Significant Accounting Policies (continued)

provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  Transfers between levels are recognized as of the beginning of the reporting period. At September 30, 2011, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$4,880,978	$2,875,180
2	Other observable market inputs*	40,383,764	99,491,011	-
3	Independent third-party pricing sources that employ significant unobservable inputs	139,988,181	29,242,084	66,394,525
3	Investment Manager valuations with significant unobservable inputs	51,436	7,350,000	3,130,285
Total		$180,423,381	$140,964,073	$72,399,990

* For example, quoted prices in inactive markets or quotes for comparable investments.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the nine months ended September 30, 2011 were as follows:
	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$113,346,599	$49,978,032	$117,368,154
Net realized and unrealized gains (losses)	1,224,163	(10,587,723)	(7,583,705)
Acquisitions	89,430,675	7,400,065	8,213,646
Dispositions	(62,500,225)	(18,851,527)	(50,517,539)
Transfers into Level 3	-	13,168,606	-
Transfers out of Level 3†	(13,378,400)	-	-
Reclassifications within Level 3‡	11,865,369	(11,865,369)	(1,086,031)
Ending balance	$139,988,181	$29,242,084	$66,394,525

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$1,428,566	$(9,908,562)	$(9,145,854)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$63,163	$-	$4,314,940
Net realized and unrealized gains (losses)	4,096	-	(2,271,428)
Acquisitions	-	7,350,000	742
Dispositions	(15,823)	-	-
Reclassifications within Level 3#	-	-	1,086,031
Ending balance	$51,436	$7,350,000	$3,130,285

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,096	$-	$(2,238,501)

† Comprised of one investment that transferred to Level 2 due to increased trading volumes.
‡ Comprised of one investment with a beginning-of-period fair value of $11,865,369 that was reclassified as bank debt and one investment with a beginning-of-period fair value of $1,086,031 that transferred to Investment Manager Valuation.
# Comprised of one investment that transferred from Independent Third Party Valuation.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

2.  Summary of Significant Accounting Policies (continued)

During the nine months ended September 30, 2011, one investment with a beginning-of-period fair value of $3,477,314 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2011, the Partnership held foreign currency denominated

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

2.  Summary of Significant Accounting Policies (continued)

investments comprising approximately 3.2% of the Partnership’s total investments by fair value. Such positions were converted at the closing rate in effect at September 30, 2011 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap and option transactions.  All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Gains and losses from derivative transactions during the nine months ended September 30, 2011 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross currency basis swaps	$-	$(112,987)
Forward currency contracts	(572,621)	-
Currency options	(430,004)	266,647

Valuations of swaps held at September 30, 2011 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the Partnership’s operations.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. As of September 30, 2011, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and California taxing authorities for all tax years since January 1, 2007 and the Partnership’s inception, respectively.  No such examinations are currently pending. Cost of the investments (including derivatives) and unrealized appreciation/depreciation for U.S. federal income tax purposes at September 30, 2011 were as follows:

Unrealized appreciation	$47,110,228
Unrealized depreciation	(136,598,201)
Net unrealized depreciation	(89,487,973)

Cost	$483,182,407

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date.  The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually.  As of September 30, 2011, the Partnership had declared $186,129,339 in distributions to the Common Limited Partner since inception.

4.  Management and Advisory Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Preferred Limited Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Limited Interests when less than $1 million in liquidation value of preferred securities is outstanding.  In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit’s cost of funds plus 0.44%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at September 30, 2011 was 0.70%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of September 30, 2011, the Partnership was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Partnership’s maximum exposure under these arrangements and activities is unknown.  However, the Partnership expects the risk of material loss to be remote.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

7.  Related Parties

The Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties.  From time to time, the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursable through deductions from distributions to the Common Limited Partner.   At September 30, 2011, the Partnership had a receivable from the Common Limited Partner in the amount of $60,512, as reflected in the Statement of Assets and Liabilities.  From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership.  At September 30, 2011, such reimbursable amounts totaled $42,080, as reflected in the Statement of Assets and Liabilities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2011

8.  Financial Highlights

	Nine Months Ended					July 31, 2006
	September 30, 2011	Year Ended December 31,				(Inception) to
	(Unaudited)	2010	2009	2008	2007	December 31, 2006

Return on invested assets (1), (2)	1.5%	20.4%	19.3%	(31.7)%	11.7%	8.4%

Gross return to common limited partner (1)	0.8%	31.5%	27.3%	(49.2)%	11.5%	10.3%
Less: General Partner profit allocation (1)	-	-	-	0.5%	(2.1)%	(2.1)%
Return to common limited partner (1), (3)	0.8%	31.5%	27.3%	(48.7)%	9.4%	8.2%

Ratios to average common equity: (4), (6)
Net investment income (5)	20.0%	15.6%	8.8%	7.0%	12.8%	10.4%
Expenses	3.2%	3.4%	4.4%	4.4%	4.5%	5.7%
Expenses and General Partner allocation	3.2%	3.4%	4.4%	4.4%	4.5%	7.7%

Ending net assets attributable to common limited partner	$242,769,008	$264,336,825	$233,061,800	$195,927,177	$392,503,508	$434,209,177
Portfolio turnover rate (1), (7)	35.7%	47.4%	44.2%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$46,728,938	$31,663,014	$26,882,192	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate on debt	0.8%	0.7%	1.0%	3.7%	5.8%	5.8%

Annualized Inception to Date Performance Data as of September 30, 2011:
Return on invested assets (2)	3.7%
Internal rate of return (8)	0.6%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year, except for allocations to the General Partner.

(5)	Net of allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Nine Months Ended September 30, 2011

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Class A Common Stock	$1,086,031	$-	$-	$527,321
EPMC HoldCo, LLC, Membership Units	40,727,138	-	(24,308,286)	5,762,841
ESP Holdings, Inc., 15% PIK, Preferred Stock	3,005,832	-	-	3,186,281
ESP Holdings, Inc., Common Stock	7,565,535	-	-	6,079,283
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	5,321,627	887,719	-	6,209,347
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15	4,040,000	-	(4,200,000)	-
International Wire Group Holdings, Inc., Common Stock	43,468,524	-	(12,179,595)	30,522,980
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	-	20,000,000	(2,000,000)	17,640,000
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	719,200	-	(40,104)	665,247
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	723,647	-	(39,243)	670,663
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	558,944	-	(76,525)	466,273
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	695,004	-	(68,575)	613,688
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	849,983	-	(46,075)	787,749
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	-	5,329,739	(529,854)	5,371,072
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	-	5,351,577	(442,833)	5,539,517
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	311,102	40,104	(50,904)	420,627
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	307,754	39,242	(50,904)	414,005
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	375,796	76,525	(49,059)	577,476
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	357,648	68,575	(56,970)	528,949
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	338,830	46,075	(59,769)	452,537
United N659UA-767, LLC (N659UA)	-	2,030,041	(506,034)	1,851,396
United N661UA-767, LLC (N661UA)	-	1,971,350	(442,024)	1,810,685

Note to Schedule of Changes in Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the 1940 Act due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

September 30, 2011

Investment	Acquisition Date	Cost

AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$723,914
Bally Total Fitness Holding Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11	12,322,875
Encompass Digital Media Group, Inc., Common Stock	1/15/10	883,196
DeepOcean Group Holding AS, Common Stock	5/13/11	3,477,627
GSI Group, Inc., Common Stock	8/20/08	1,172,379
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	8/20/08	3,924,931
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	9,619,343
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/29/07	26,162,416
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011	1,396
Saratoga Resources, Inc., Senior Secured Notes, 12.5%, due 7/1/16	7/7/11	3,928,840
Shop Holding, LLC, Class A Units	6/2/11	462,576
Shop Holdings, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,100,348
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11	7,350,000